SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported): 26-Dec-03

Credit Suisse First Boston Mortgage Acceptance Corp.
(Exact name of registrant as specified in its charter)


          Delaware                      333-65554-11          13-3460894
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On 26-Dec-03     a scheduled distribution was made from the Trust
     to holders of the Certificates.  The Trustee has caused to be filed with
     the Commission, the Monthly Report dated     26-Dec-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated        26-Dec-03


Irwin Whole Loan Home Equity Trust
Home Equity Loan-Backed Notes
Series 2003-D

STATEMENT TO CERTIFICATEHOLDERS




                           Original      Beginning
                        Certificate    Certificate    Principal        Interest
Class         Cusip      Face Value   Balance  (1) Distribution    Distribution
A-1       464187BG7     20000000.00    20000000.00    150004.33        26672.92
A-2       464187BH5     95854438.00    95854438.00    981436.60       112978.43
A-3       464187BJ1     35000000.00    35000000.00         0.00        49390.10
A-IO      464187BK8     16731000.00    16731000.00         0.00        97597.50
M-1       464187BL6     20480238.00    20480238.00         0.00        32604.11
M-2       464187BM4     13486986.00    13486986.00         0.00        32736.38
B-1       464187BN2     11988432.00    11988432.00         0.00        52842.76
B-2       464187BP7      2997108.00     2997108.00         0.00        17483.13
CE-1      464187BE2            0.00           0.00         0.00            0.00
CE-2      464187BF9            0.00           0.00         0.00       899957.26

Total                  199807202.00   199807202.00   1131440.93      1322262.59

                          Interest         Ending
      Realized Loss      Shortfall    Certificate
       of Principal         Amount    Balance (1)
Class
A-1            0.00            0.00    19849995.67
A-2            0.00            0.00    94873001.40
A-3            0.00            0.00    35000000.00
A-IO           0.00            0.00    16731000.00
M-1            0.00            0.00    20480238.00
M-2            0.00            0.00    13486986.00
B-1            0.00            0.00    11988432.00
B-2            0.00            0.00     2997108.00
CE-1            N/A            0.00           0.00
CE-2            N/A            0.00           0.00

Total          0.00            0.00   198675761.07

AMOUNTS PER $1,000 UNIT
              Prin             Int  Carry-forward         Total          Cert.
Class Distribution    Distribution         Amount  Distribution        Balance
A-1        7.50022         1.33365        0.00000      8.83386       992.49978
A-2       10.23882         1.17865        0.00000     11.41747       989.76118
A-3        0.00000         1.41115        0.00000      1.41115      1000.00000
A-IO       0.00000         5.83333        0.00000      5.83333      1000.00000
M-1        0.00000         1.59198        0.00000      1.59198      1000.00000
M-2        0.00000         2.42726        0.00000      2.42726      1000.00000
B-1        0.00000         4.40781        0.00000      4.40781      1000.00000
B-2        0.00000         5.83333        0.00000      5.83333      1000.00000


                   Current
                   Pass-Through
Class              Interest Rate
A-1                          1.549%
A-2                          1.369%
A-3                          1.639%
A-IO                         7.000%
M-1                          1.849%
M-2                          2.819%
B-1                          5.119%
B-2                          7.000%



Principal Distributions:
Beginning Balance                                                  179645209.45
     Scheduled Principal                                              291259.42
     Prepayments (Includes Curtailments)                              840181.51
     Net Liquidation Proceeds                                              0.00
     Loan Purchase Prices                                                  0.00
     Total Principal Remittance                                      1131440.93
     Net Realized Losses                                                   0.00
Ending Balance                                                     178513768.52
Ending Count                                                               3388

Overcollateralization Amount                                               0.00
Targeted Overcollateralization Amount                               11488914.12

Prefunding Account:
Beginning Balance                                                   20161992.55
Subsequent Transfer                                                        0.00
Added to available certificate principal                                   0.00
Amount on Deposit in Prefunding Account                             20161992.55

Interest Distributions:
Scheduled Interest  - Net of Serv Fee                                1284305.93
Less Relief Act Interest Shortfall                                         0.00
                                                                     1284305.93

Capitalized Interest Account:
Beginning Balance                                                      89000.00
less: Capitalized Interest Requirement                                 39678.26
less: W/D of Overfunded Int Amt to Depositor                               0.00
Ending Balance                                                         49321.74


Servicing Fee                                                       149,704.34
Trustee Fee                                                           1,721.60

Certificate Distribution Amount                                     899,957.26

Trigger Event                                                         NO

Deposit to Basis Risk Reserve Fund                                        0.00
Basis Risk Reserve Fund Balance                                           0.00

Class A-1 Basis Risk Shortfall                                            0.00
Class A-2 Basis Risk Shortfall                                            0.00
Class A-3 Basis Risk Shortfall                                            0.00
Class M-1 Basis Risk Shortfall                                            0.00
Class M-2 Basis Risk Shortfall                                            0.00
Class B-1 Basis Risk Shortfall                                            0.00
Class B-2 Basis Risk Shortfall                                            0.00

Delinquency Info             Count          Balance
30-59 days delinq               11        491,170
60-89 days delinq                1         26,349
90 + days delinq                 0              0
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                        Count          Balance
Outstanding Loans            3,388    178,513,769
Foreclosure                      0              0
REO                              0              0

Curr Delinq Rate (60+days)                                             0.01326%
Rolling 3 Month Delinq Rate (60+days)                                  0.01326%

# of Loans Repurchased                                                        0
Prin Bal of Loans Repurchased                                                 0

Real. Losses incurred during Due Period                                       0
Cum. Real. Losses since Startup Day                                           0

Weighted Avg Gross Coup of Mortg Loans                                11.01298%
Weighted Avg Net Coup of Mortg Loans                                  10.00148%

Senior Enhancement %                                                  24.63953%

Prin Bal of Liquidated Loans                                                  0

Incentive Servicing Fee Trigger Date                           NO
Incentive Servicing Fee Payment Date                           NO



     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Credit Suisse First Boston Mortgage Acceptance Corp.


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee